EXHIBIT 10.2a
SECOND AMENDMENT AND WAIVER
TO THE
SECURITIES PURCHASE AGREEMENT
          THIS SECOND AMENDMENT AND WAIVER, dated as of May 5, 2006 (this “Amendment”) to the Securities Purchase Agreement referred to below is entered into by and among White Mountain Titanium Corporation, a Nevada corporation (the “Company”), Rubicon Master Fund, a company organized under the laws of the Cayman Islands (“Rubicon”), and Phelps Dodge Corporation, a Delaware corporation (“Phelps Dodge”).
          WHEREAS, the Company and Rubicon entered into that certain Securities Purchase Agreement, dated as of July 7, 2005 (the “Original Securities Purchase Agreement”) pursuant to which Rubicon purchased Preferred Shares and Warrants from the Company;
          WHEREAS, the parties entered into that certain Amendment, Waiver and Joinder to the Securities Purchase Agreement (the “First Amendment”) dated as of September 7, 2005, pursuant to which Rubicon granted a limited waiver of the Company’s compliance with certain terms of the Original Securities Purchase Agreement and permitted Phelps Dodge to become a Purchaser (as so amended and waived, the “Securities Purchase Agreement”); and
          WHEREAS, the Company has offered, and Rubicon and Phelps Dodge have accepted an offer, to resolve certain breaches of the Securities Purchase Agreement by extending certain dates in the Securities Purchase Agreement and issuing the Common Shares (as defined below) to Rubicon and Phelps Dodge in accordance herewith, and by eliminating the requirement to file the Canadian Prospectus.
          NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereby agree as follows:
          SECTION 1. Definitions. Reference is hereby made to the Securities Purchase Agreement for a statement of the terms thereof. All terms used in this Amendment which are used but not otherwise defined herein shall have the same meanings herein as set forth in the Securities Purchase Agreement.
          SECTION 2. Amendments.
          (a) Amendments to Section 1.1 (Definitions). Section 1.1 of the Securities Purchase Agreement is amended as follows:
               (i) the definition of Canadian Prospectus is hereby deleted in its entirety;

               (ii) the definition of Canadian Securities Commissions is hereby deleted in its entirety;
               (iii) the definition of Canadian Securities Laws is hereby deleted in its entirety;
               (iv) the definition of Filing Date is amended to read as follows: “‘Filing Date’ means the date on which the Registration Statement is first filed with the Commission, but in any event not later than October 31, 2005.”;
               (v) the definition of MRRS Decision Document is hereby deleted in its entirety;
               (vi) the definition of Preliminary Canadian Prospectus is hereby deleted in its entirety;
               (vii) the following definition is hereby added to the Securities Purchase Agreement: “’Common Shares’ shall mean the shares of Common Stock issued to Rubicon Master Fund, a company organized under the laws of the Cayman Islands (“Rubicon”) and Phelps Dodge Corporation, a Delaware corporation (“Phelps Dodge”), pursuant to that certain Amendment and Waiver to this Agreement, dated as of May 5, 2006 (the “Second Amendment”), by and among the Company, Rubicon and Phelps Dodge;
               (viii) the definition of “Securities” is hereby amended to read as follows: “’Securities’ means collectively, the Preferred Shares, the Common Shares, the Conversion Shares, the Warrants and the Warrant Shares.”;
               (ix) the definition of Trading Market is hereby amended to read as follows: “‘Trading Market’ means any Eligible Market on which the Common Stock is then listed or quoted.”;
               (x) the definition of Transaction Documents is hereby amended to read as follows: “’Transaction Documents’ means this Agreement, the First Amendment (as defined in the Second Amendment), the Second Amendment, the Certificate of Designations, the Warrants, the Transfer Agent Instructions, and any other documents or agreements executed in connection with the transactions contemplated hereunder.”;
               (xi) the definition of Registrable Securities is hereby amended to read as follows: “’Registrable Securities’ means any Common Shares, Conversion Shares or Warrant Shares issued or issuable pursuant to the Transaction Documents, together with any securities issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing”; and
               (xii) the definition of Required Effectiveness Date is hereby amended by replacing the date “January 31, 2006” in such definition with the following date: “September 30, 2006”.

          (b) Amendment to Section 3.1(b)(iii). Section 3.1(b)(iii) is hereby amended by adding the following:
          “The Common Shares are duly authorized and, when issued and paid for in accordance with the Transaction Documents, shall be free and clear from all Encumbrances with respect to the issue thereof and shall not be subject to preemptive rights or similar rights of stockholders.”
          (c) Amendment to Section 4.2 (Furnishing of Information). The first sentence of Section 4.2 of the Securities Purchase Agreement is amended to eliminate the phrase “and applicable Canadian Securities Laws.”
          (d) Amendments to ARTICLE VI (REGISTRATION RIGHTS). ARTICLE VI of the Securities Purchase Agreement is amended to eliminate in their entirety the following terms: “Canadian Prospectus,” “Canadian Securities Commissions,” “Canadian Securities Laws,” and “MRRS Decision Document.”
          (e) Amendments to Section 6.1 (Shelf Registration). Section 6.1 of the Securities Purchase Agreement is amended as follows:
(i)	Section 6.1(c) is hereby deleted in its entirety;

(ii)	Section 6.1(f)(i) is hereby deleted in its entirety;

(iii)	Section 6.1(f)(iii) is hereby deleted in its entirety;

(iv)	Section 6.1(f)(v) is amended to read as follows: “the Company fails to have the Common stock listed or quoted on its Trading Market on or prior to September 30, 2006;”

(v)	Section 6.1(f)(vi) is amended to read as follows:

after the Effective Date, a Purchaser is not permitted to sell Registrable Securities under the Registration Statement (or a subsequent Registration Statement filed in replacement thereof) for any reason (other than the requirement of the Company to file a Post-Effective Amendment and for such Post-Effective Amendment to be declared effective); provided, however, that none of the foregoing shall constitute an “Event” if the delay is caused by any act of war, terrorism, natural disaster or power failure.
          SECTION 3. Limited Waiver. Rubicon and Phelps Dodge hereby grants a limited waiver of Section 4.6 solely with respect to the issuance of the Common Shares hereunder.
          SECTION 4. Issuance of Shares. Promptly upon execution of this Amendment by Rubicon and Phelps Dodge, the Company shall issue and deliver to Rubicon 400,000 shares of Common Stock and shall issue and deliver to Phelps Dodge 40,000 shares of Common Stock (collectively, the “Common Shares”). These shares shall be defined as Registrable Securities in the Stock Purchase Agreement and, to the extent permitted by the Commission, shall be included in the current Registration Statement filed on October 31, 2005 in accordance with the terms of the Securities Purchase Agreement, as amended hereby. Upon issuance, such shares shall be validly issued, fully paid and non-assessable. Such shares shall be deemed to have been purchased as if they were bought on the closing date of the Original Securities Purchase Agreement.
          SECTION 5. Effectiveness. This Amendment shall become effective upon the delivery of the following closing documents to Rubicon and Phelps Dodge:
          (i) a certificate, executed by the Secretary of the Company and dated as of the Closing Date, as to (i) the resolutions authorizing the transactions contemplated hereby as adopted by the Company’s Board of Directors in a form reasonably acceptable to Rubicon and Phelps Dodge, (ii) the Certificate of Incorporation and (iii) the Bylaws, each as in effect at the Closing
          (ii) certificates for the Common Shares Rubicon and Phelps Dodge is purchasing hereunder;
          (iii) original duly executed counterparts to this Amendment by the Company, Rubicon, and Phelps Dodge;
          (iv) a certificate, executed by a duly authorized executive officer of the Company, dated as of the Closing Date substantially in the form attached as Exhibit E to the Original Securities Purchase Agreement; and
          (v) a legal opinion of Company Counsel, in form and substance reasonably satisfactory to Rubicon and Phelps Dodge, executed by such counsel and delivered to Rubicon and Phelps Dodge.
          SECTION 6. General Provisions.
          (a) The Company hereby confirms that each representation and warranty made by it under the Securities Purchase Agreement, as amended by this amendment, and the other Transaction Documents is true and correct as of the date hereof, except to the extent that any such representation or warranty expressly related solely to an earlier date (in which case such representation or warranty was true and correct on and as of such earlier date), and that no Event, and no default or any event that with the passage of time or giving of notice would constitute a default, has occurred or is continuing under the Securities Purchase Agreement or any other Transaction Document.
          (b) Each of Rubicon and Phelps Dodge hereby confirms, severally and not jointly, that each representation and warranty made by it under the Securities Purchase Agreement, as amended by this amendment, and the other Transaction Documents is true and correct as of the date hereof, except to the extent that any such representation or warranty expressly related solely to an earlier date (in which case such representation or warranty was true and correct on and as of such earlier date), and that no Event, and no default or any event that with the passage of time or giving of notice would constitute a default, has occurred or is continuing under the Securities Purchase Agreement or any other Transaction Document.
          (c) Except as supplemented hereby, each of the Securities Purchase Agreement and the other Transaction Documents shall continue to be, and shall remain, in full force and effect. Except as provided herein, this Amendment shall not be deemed (i) to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Securities Purchase Agreement or (ii) to prejudice any right or rights which the Purchaser may now have or may have in the future under or in connection with the Securities Purchase Agreement or the other Transaction Documents or any of the instruments or agreements referred to therein, as the same may be amended, restated, supplemented or otherwise modified from time to time.
          (d) The terms of the Securities Purchase Agreement are incorporated herein by reference and shall form a part of this Amendment as if set forth herein in their entirety.
[SIGNATURE PAGE FOLLOWS]

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

WHITE MOUNTAIN TITANIUM CORPORATION

By:	/s/ M. P. Kurtanjek

Name: M. P. Kurtanjek
Title: President and CEO

RUBICON MASTER FUND

By:	/s/ H. Joseph Leitch

Name: H. Joseph Leitch
Title: Partner
Rubicon Fund Management LLP, Investment Manager to Rubicon Master Fund

PHELPS DODGE CORPORATION

By:	/s/ Timothy R. Snider
Name: Timothy R. Snider
Title: President